Exhibit 99.2
Abercrombie & Fitch Co.
Condensed Consolidated Statements of Income
(Unaudited)
Thirteen Weeks Ended February 2, 2008 and Fourteen Weeks Ended February 3, 2007
(in thousands, except per share data)

	ACTUAL		ACTUAL
	2007	% of Sales	2006	% of Sales
Net Sales	$1,228,969	100.0%	$1,138,744	100.0%

Cost of Goods Sold	403,352	32.8%	383,109	33.6%

Gross Profit	825,617	67.2%	755,635	66.4%

Total Stores and Distribution Expense	388,421	31.6%	349,770	30.7%

Total Marketing, General and Administrative Expense	103,147	8.4%	101,623	8.9%

Other Operating Income, Net	(3,019)	-0.2%	(4,592)	-0.4%

Operating Income	337,068	27.4%	308,834	27.1%

Interest Income, Net	(6,356)	-0.5%	(4,714)	-0.4%

Income Before Income Taxes	343,424	27.9%	313,548	27.5%

Income Tax Expense	126,668	10.3%	115,356	10.1%

Effective Rate	36.9%		36.8%

Net Income	$216,756	17.6%	$198,192	17.4%

Net Income Per Share:
Basic	$2.52		$2.25
Diluted	$2.40		$2.14

Weighted-Average Shares Outstanding:
Basic	86,122		88,159
Diluted	90,235		92,572

Abercrombie & Fitch Co.
Condensed Consolidated Statements of Income
(Unaudited)
Fifty-Two Weeks Ended February 2, 2008 and Fifty-Three Weeks Ended February 3, 2007
(in thousands, except per share data)

	ACTUAL		ACTUAL
	2007	% of Sales	2006	% of Sales
Net Sales	$3,749,847	100.0%	$3,318,158	100.0%

Cost of Goods Sold	1,238,480	33.0%	1,109,152	33.4%

Gross Profit	2,511,367	67.0%	2,209,006	66.6%

Total Stores and Distribution Expense	1,386,846	37.0%	1,187,071	35.8%

Total Marketing, General and Administrative Expense	395,758	10.6%	373,828	11.3%

Other Operating Income, Net	(11,734)	-0.3%	(9,983)	-0.3%

Operating Income	740,497	19.7%	658,090	19.8%

Interest Income, Net	(18,828)	-0.5%	(13,896)	-0.4%

Income Before Income Taxes	759,325	20.2%	671,986	20.3%

Income Tax Expense	283,628	7.6%	249,800	7.5%

Effective Rate	37.4%		37.2%

Net Income	$475,697	12.7%	$422,186	12.7%

Net Income Per Share:
Basic	$5.45		$4.79
Diluted	$5.20		$4.59

Weighted-Average Shares Outstanding:
Basic	87,248		88,052
Diluted	91,523		92,010

Abercrombie & Fitch Co.
Condensed Consolidated Balance Sheets
(in thousands)

	(Unaudited)
	February 2, 2008	February 3, 2007
ASSETS
Current Assets
Cash and Equivalents	$118,044	$81,959
Marketable Securities	530,486	447,793
Receivables	53,801	43,240
Inventories	333,153	427,447
Deferred Income Taxes	36,128	33,170
Other Current Assets	68,643	58,469

Total Current Assets	1,140,255	1,092,078

Property and Equipment, Net	1,318,291	1,092,282

Other Assets	109,052	63,707

TOTAL ASSETS	$2,567,598	$2,248,067

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts Payable and Outstanding Checks	$151,798	$128,310
Accrued Expenses	280,910	260,219
Deferred Lease Credits	37,925	35,423
Income Taxes Payable	72,480	86,675

Total Current Liabilities	543,113	510,627

Long-Term Liabilities
Deferred Income Taxes	22,491	30,394
Deferred Lease Credits	213,739	203,943
Other Liabilities	169,942	97,806

Total Long-Term Liabilities	406,172	332,143

Total Shareholders’ Equity	1,618,313	1,405,297

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,567,598	$2,248,067

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

								2006
PERIOD	2004			2005			(53 week year)			2007
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
1. Sales	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)
1st Qtr	0%	411,930	19%	19%	546,810	33%	6%	657,271	20%	-4%	742,410	13%
2nd Qtr	-5%	401,346	13%	30%	571,591	42%	0%	658,696	15%	-2%	804,538	22%
3rd Qtr	1%	520,724	17%	25%	704,918	35%	5%	863,448	22%	1%	973,930	13%
4th Qtr	9%	687,254	23%	28%	961,392	40%	-3%	1,138,744	18%	-1%	1,228,969	8%

Year	2%	2,021,253	18%	26%	2,784,711	38%	2%	3,318,158	19%	-1%	3,749,847	13%
6 Mos	-3%	813,276	16%	24%	1,118,401	38%	3%	1,315,967	18%	-3%	1,546,948	18%
9 Mos	-1%	1,333,999	16%	24%	1,823,319	37%	4%	2,179,415	20%	-1%	2,520,878	16%

2. Cost of Goods Sold	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	144,006	35.0%	189,558	34.7%	227,355	34.6%	255,141	34.4%
2nd Qtr	120,429	30.0%	181,931	31.8%	203,438	30.9%	251,100	31.2%
3rd Qtr	184,107	35.4%	239,832	34.0%	295,250	34.2%	328,887	33.8%
4th Qtr	231,487	33.7%	321,974	33.5%	383,109	33.6%	403,352	32.8%

Year	680,029	33.6%	933,295	33.5%	1,109,152	33.4%	1,238,480	33.0%
6 Mos	264,435	32.5%	371,489	33.2%	430,793	32.7%	506,241	32.7%
9 Mos	448,542	33.6%	611,321	33.5%	726,043	33.3%	835,128	33.1%

3. Gross Profit	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	267,924	65.0%	357,252	65.3%	429,915	65.4%	487,269	65.6%
2nd Qtr	280,917	70.0%	389,660	68.2%	455,258	69.1%	553,438	68.8%
3rd Qtr	336,617	64.6%	465,086	66.0%	568,198	65.8%	645,043	66.2%
4th Qtr	455,767	66.3%	639,418	66.5%	755,635	66.4%	825,617	67.2%

Year	1,341,225	66.4%	1,851,416	66.5%	2,209,006	66.6%	2,511,367	67.0%
6 Mos	548,841	67.5%	746,912	66.8%	885,173	67.3%	1,040,707	67.3%
9 Mos	885,457	66.4%	1,211,998	66.5%	1,453,372	66.7%	1,685,750	66.9%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2004		2005		2006 53 Week year		2007
4. Total Stores and Distribution Expense	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	165,515	40.2%	222,223	40.6%	258,352	39.3%	308,238	41.5%
2nd Qtr	160,515	40.0%	232,097	40.6%	270,494	41.1%	334,417	41.6%
3rd Qtr	188,381	36.2%	252,947	35.9%	308,456	35.7%	355,770	36.5%
4th Qtr	223,833	32.6%	293,488	30.5%	349,770	30.7%	388,421	31.6%

Year	738,244	36.5%	1,000,755	35.9%	1,187,071	35.8%	1,386,846	37.0%
6 Mos	326,030	40.1%	454,320	40.6%	528,846	40.2%	642,655	41.5%
9 Mos	514,411	38.6%	707,267	38.8%	837,302	38.4%	998,425	39.6%

5. Total Marketing, General and Administrative Expense	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	55,784	13.5%	67,146	12.3%	89,699	13.6%	90,175	12.1%
2nd Qtr	51,703	12.9%	67,884	11.9%	85,340	13.0%	98,440	12.2%
3rd Qtr	86,273	16.6%	97,644	13.9%	97,167	11.3%	103,996	10.7%
4th Qtr	66,076	9.6%	80,783	8.4%	101,623	8.9%	103,147	8.4%

Year	259,836	12.9%	313,457	11.3%	373,828	11.3%	395,758	10.6%
6 Mos	107,488	13.2%	135,030	12.1%	175,039	13.3%	188,615	12.2%
9 Mos	193,760	14.5%	232,674	12.8%	272,206	12.5%	292,611	11.6%

6. Other Operating Income, Net	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(95)	0.0%	(406)	-0.1%	(2,121)	-0.3%	(3,854)	-0.5%
2nd Qtr	(63)	0.0%	(1,408)	-0.2%	(3,005)	-0.5%	(3,551)	-0.4%
3rd Qtr	(15)	0.0%	(1,379)	-0.2%	(266)	0.0%	(1,310)	-0.1%
4th Qtr	(4,317)	-0.6%	(2,341)	-0.2%	(4,592)	-0.4%	(3,019)	-0.2%

Year	(4,490)	-0.2%	(5,534)	-0.2%	(9,983)	-0.3%	(11,734)	-0.3%
6 Mos	(158)	0.0%	(1,814)	-0.2%	(5,126)	-0.4%	(7,405)	-0.5%
9 Mos	(174)	0.0%	(3,193)	-0.2%	(5,392)	-0.2%	(8,715)	-0.3%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

					2006
PERIOD	2004		2005		(53 week year)		2007
7. Operating Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	46,720	11.3%	68,289	12.5%	83,985	12.8%	92,710	12.5%
2nd Qtr	68,762	17.1%	91,087	15.9%	102,429	15.6%	124,132	15.4%
3rd Qtr	61,978	11.9%	115,874	16.4%	162,841	18.9%	186,587	19.2%
4th Qtr	170,175	24.8%	267,488	27.8%	308,834	27.1%	337,068	27.4%

Year	347,635	17.2%	542,738	19.5%	658,090	19.8%	740,497	19.7%
6 Mos	115,483	14.2%	159,376	14.3%	186,415	14.2%	216,842	14.0%
9 Mos	177,460	13.3%	275,250	15.1%	349,256	16.0%	403,429	16.0%

8. Interest Income, Net	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	(985)	-0.2%	(1,220)	-0.2%	(3,166)	-0.5%	(3,711)	-0.5%
2nd Qtr	(1,358)	-0.3%	(1,560)	-0.3%	(2,765)	-0.4%	(4,143)	-0.5%
3rd Qtr	(1,574)	-0.3%	(1,516)	-0.2%	(3,252)	-0.4%	(4,618)	-0.5%
4th Qtr	(1,299)	-0.2%	(2,376)	-0.2%	(4,714)	-0.4%	(6,356)	-0.5%

Year	(5,216)	-0.3%	(6,672)	-0.2%	(13,896)	-0.4%	(18,828)	-0.5%
6 Mos	(2,343)	-0.3%	(2,780)	-0.2%	(5,931)	-0.5%	(7,854)	-0.5%
9 Mos	(3,919)	-0.3%	(4,296)	-0.2%	(9,183)	-0.4%	(12,472)	-0.5%

9. Pre-tax Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	47,707	11.6%	69,509	12.7%	87,151	13.3%	96,421	13.0%
2nd Qtr	70,120	17.5%	92,647	16.2%	105,194	16.0%	128,275	15.9%
3rd Qtr	63,552	12.2%	117,390	16.7%	166,093	19.2%	191,205	19.6%
4th Qtr	171,474	25.0%	269,864	28.1%	313,548	27.5%	343,424	27.9%

Year	352,853	17.5%	549,410	19.7%	671,986	20.3%	759,325	20.2%
6 Mos	117,827	14.5%	162,156	14.5%	192,346	14.6%	224,696	14.5%
9 Mos	181,379	13.6%	279,546	15.3%	358,439	16.4%	415,901	16.5%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

					2006
PERIOD	2004		2005		(53 week year)		2007

10. Taxes	(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)

1st Qtr	18,390	38.5%	29,150	41.9%	30,911	35.5%	36,340	37.7%
2nd Qtr	27,232	38.8%	35,246	38.0%	39,472	37.5%	47,000	36.6%
3rd Qtr	23,641	37.2%	45,790	39.0%	64,062	38.6%	73,620	38.5%
4th Qtr	67,214	39.2%	105,240	39.0%	115,356	36.8%	126,668	36.9%

Year	136,477	38.7%	215,426	39.2%	249,800	37.2%	283,628	37.4%
6 Mos	45,622	38.7%	64,396	39.7%	70,383	36.6%	83,340	37.1%
9 Mos	69,263	38.2%	110,186	39.4%	134,445	37.5%	156,960	37.7%

11. Net Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	29,317	7.1%	40,359	7.4%	56,240	8.6%	60,081	8.1%
2nd Qtr	42,888	10.7%	57,401	10.0%	65,722	10.0%	81,275	10.1%
3rd Qtr	39,911	7.7%	71,600	10.2%	102,031	11.8%	117,585	12.1%
4th Qtr	104,260	15.2%	164,624	17.1%	198,192	17.4%	216,756	17.6%

Year	216,376	10.7%	333,984	12.0%	422,186	12.7%	475,697	12.7%
6 Mos	72,205	8.9%	97,760	8.7%	121,963	9.3%	141,356	9.1%
9 Mos	112,116	8.4%	169,360	9.3%	223,994	10.3%	258,941	10.3%

12. Net Income	(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	29,317	13.7%	40,359	37.7%	56,240	39.3%	60,081	6.8%
2nd Qtr	42,888	24.2%	57,401	33.8%	65,722	14.5%	81,275	23.7%
3rd Qtr	39,911	-20.1%	71,600	79.4%	102,031	42.5%	117,585	15.2%
4th Qtr	104,260	10.2%	164,624	57.9%	198,192	20.4%	216,756	9.4%

Year	216,376	5.6%	333,984	54.4%	422,186	26.4%	475,697	12.7%
6 Mos	72,205	19.7%	97,760	35.4%	121,963	24.8%	141,356	15.9%
9 Mos	112,116	1.7%	169,360	51.1%	223,994	32.3%	258,941	15.6%

13. Net Income per Diluted Share		(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	$0.30	15.4%	$0.45	50.0%	$0.62	37.8%	$0.65	5.0%
2nd Qtr	$0.44	29.4%	$0.63	43.2%	$0.72	14.4%	$0.88	22.2%
3rd Qtr	$0.42	-16.0%	$0.79	88.1%	$1.11	40.5%	$1.29	16.2%
4th Qtr	$1.15	18.6%	$1.80	56.5%	$2.14	18.9%	$2.40	12.1%

Year	$2.28	10.7%	$3.66	60.5%	$4.59	25.4%	$5.20	13.3%
6 Mos	$0.74	23.3%	$1.07	44.6%	$1.34	25.2%	$1.53	14.2%
9 Mos	$1.16	5.5%	$1.87	61.2%	$2.44	30.5%	$2.82	15.6%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD
14. Weighted-Average Shares Outstanding (Diluted)	2004	2005	2006 (53 week year)	2007

1st Qtr	96,872	89,800	91,327	92,292
2nd Qtr	97,590	91,501	91,178	92,294
3rd Qtr	95,351	90,458	92,146	91,133
4th Qtr	90,750	91,275	92,572	90,235

Year	95,110	91,221	92,010	91,523
6 Mos	97,118	90,946	91,274	92,369
9 Mos	96,522	90,422	91,675	91,937

15. Actual Shares Outstanding — End of Period

1st Qtr	94,788	86,324	87,958	87,867
2nd Qtr	95,773	88,707	88,038	88,292
3rd Qtr	90,556	87,606	88,192	86,050
4th Qtr	86,040	87,726	88,300	86,156

16. Number of Stores — End of Period	(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	706	17.3%	783	10.9%	846	8.0%	954	12.8%
2nd Qtr	727	16.3%	804	10.6%	880	9.5%	984	11.8%
3rd Qtr	764	17.4%	820	7.3%	912	11.2%	1,014	11.2%
4th Qtr	788	12.6%	851	8.0%	944	10.9%	1,035	9.6%

17. Gross Square Feet — End of Period	(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	5,065	15.3%	5,573	10.0%	5,974	7.2%	6,774	13.4%
2nd Qtr	5,192	14.4%	5,674	9.3%	6,220	9.6%	6,994	12.4%
3rd Qtr	5,439	15.5%	5,789	6.4%	6,441	11.3%	7,188	11.6%
4th Qtr	5,591	11.4%	6,025	7.8%	6,694	11.1%	7,337	9.6%
Q4 2006 Results are based on 14-week quarter